1 WSFS Financial Corporation 3Q 2023 Earnings Release Supplement October 2023 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the uncertain effects of public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company's Form 10-K for the year ended December 31, 2022, Form 10-Q for the quarter ended March 31, 2023, Form 10-Q for the quarter ended June 30, 2023, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core Net Income, Core Efficiency ratio, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, tangible equity, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, Core Fee Revenue, Core Fee Revenue ratio, and Effective AOCI. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non- GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

3Q 2023 Financial Highlights

WSFS Financial Corporation

$ in millions (except per share amounts)	Reported		Core[1]	
	3Q23	2Q23	3Q23	2Q23
EPS	$1.22	$1.12	$1.23	$1.16
ROA	1.45%	1.36%	1.46%	1.41%
Net Income[2]	$74.2	$68.7	$74.8	$71.2
PPNR %[1]	2.26%	2.13%	2.28%	2.20%
ROTCE[1]	23.19%	21.66%	23.38%	22.42%
NIM	4.08%	4.11%	4.08%	4.11%
Fee Revenue %[3]	28.4%	26.8%	28.6%	27.0%
Efficiency Ratio	54.6%	56.7%	54.4%	55.5%
ACL Ratio	1.28%	1.28%	1.28%	1.28%
Bank CET1	13.26%	13.68%	13.26%	13.68%

3Q 2023 Highlights:

- Net loan growth of $328mm or 3% from prior quarter
- Customer deposits declined $364mm or 2% in the quarter
  - Driven by $306mm decline in transactional trust deposits
- Net loan-to-deposit ratio of 79%
- NIM of 4.08%; reflects increasing deposit betas partially offset by higher loan yields
- Diversified core fee revenue[1] of $73.4mm, increased 9% quarter-over-quarter; represents a record high for a quarter
- Net credit costs of $18.2mm driven by overall net loan growth and portfolio migration
- Regulatory capital levels remain significantly above "well-capitalized"

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Tax-equivalent

3

4 Deposits Highlights Consumer 45% Commercial 24% Small Business 17% Trust 6% Wealth 7%Other 1% Total Customer Deposit Mix 6% 10% 11% 36% 38% 39% 21% 18% 19% 37% 34% 31% 0% 20% 40% 60% 80% 100% 3Q22 2Q23 3Q23 Noninterest Interest-bearing Savings/MM Time No and low interest DDA (WAC 35bps) represent 50% of customer deposits ($ in millions) Sept 2023 Jun 2023 Sept 2022 3Q 2023 $ Growth Trans. Trust Δ Adj.1 3Q23 $ Growth Adj1 Annual. % Growth Noninterest Demand $4,913 $5,462 $6,171 ($549) (298) (251) (18%) Interest-bearing Demand 3,028 2,969 3,462 59 0 59 8% Savings 1,681 1,815 2,266 (134) 0 (134) (29%) Money Market 4,560 4,375 3,740 185 (8) 193 17% Total Core Deposits $14,182 $14,621 $15,639 ($439) ($306) ($133) (4%) Customer Time Deposits 1,715 1,640 1,063 652 0 652 158% Total Customer Deposits $15,897 $16,261 $16,702 ($364) ($306) ($58) (1%) Deposits by Product - 3Q23 vs 2Q23 • $58mm (1% annualized) decline in customer deposits when excluding short- term transactional trust deposits • 31% Customer deposits are non-interest bearing; still above pre-COVID levels • 63% insured and 72% protected deposits2 • Over 475,000 customer accounts; total average balance of ~$33,000 • Consumer (84% of accounts);average balance of ~$18,000 • Non-Consumer (16% of accounts); average balance of ~$115,000 Customer Deposits By Business Line 1 Adjusted for transactional trust deposits 2 Insured/Protected deposits accounts for FDIC insured and collateralized/other protected deposits Highly diversified deposit base and strong funding mix

5 Loan Portfolio Trends • Commercial loan growth of $254 million or 3% (10% annualized) • Commercial line utilization of 38.3% • Consumer loan growth of $52 million driven by our Spring EQ partnership product (home equity loans) • Upstart portfolio declined $3 million to $232 million; ~2% of total gross loans Disciplined loan growth driven by Commercial segment Gross Loan Portfolio Composition 1 C&I loans includes Owner-Occupied C&I Loans Commercial Mortgages (CRE) Construction Loans Commercial Leases Residential Mortgage Traditional Consumer Consumer Partnerships 29% 36% 8% 5% 7% 6% 9% Commercial 78% Resi-Mortgage 7% Consumer Lending 15% ($ in millions) Sept 2023 Jun 2023 Sept 2022 3Q23 $ Growth Annualized % Growth C & I Loans1 $4,590 $4,533 $4,445 $57 5% Commercial Mortgages (CRE) 3,646 3,553 3,280 93 10% Construction Loans 1,043 955 1,028 88 37% Commercial Leases 606 590 535 16 11% Total Commercial Loans $9,885 $9,631 $9,288 $254 10% Residential Mortgage (HFS/HFI) 873 847 802 26 12% Consumer Loans 1,957 1,905 1,677 52 11% Total Gross Loans $12,715 $12,383 $11,767 $332 11% Loans - 3Q23 vs 2Q23 1

6 3 Commercial Loan Composition1 1 As defined by the North American Industry Classification System (NAICS) 2 Based on the underlying real estate collateral 3 Office portfolio excludes Medical Office CRE 2 Flex, Warehouse, Self- Storage, General Industrial, 9% Special Use & Other, 9% Medical Office, 2% Residential 1-4, 12% Residential Multi-Family, 28% Office3, 15% Retail, 25% Hotels, 12% Other Services (except Public Admin), 10% Healthcare & Social Assistance, 9% Construction, 9% Manufacturing, 7% Retail Trade, 7% Finance & Insurance, 8% Professional, Science & Tech. Services, 5% Food Services, 5% Wholesale Trade, 4% Other, 17% C&I and Owner-Occupied1 $4.6 billion CRE and Construction2 $4.7 billion Real Estate Rental and Leasing, 7% • Well diversified and granular loan portfolios • Average Commercial loan size is ~$600K • Over 95% of Commercial relationships have deposit and/or Wealth accounts • CRE Retail primarily comprised of grocery-anchored loans • Office represents 5.4% of total loans3 • ~$215 million or 2% of total loans are Shared National Credit (SNC) loans • Spread over 8 industries • Average loan size of $5.4 million • No Office loans Highly diversified C&I, Owner-Occupied, CRE, and Construction Portfolios

Investment Portfolio

Long-term disciplined policies on Investment Portfolio concentrations, IRR, and Capital support optionality

Investments	
Investment Portfolio[1]	$4.76B
% of Total Assets	*24%*
AOCI	($780.7mm)
Effective AOCI[2,3]	($915.2mm)
Portfolio Duration[4]	6.0yrs
Portfolio Cashflow per yr.	*~$500mm*

- Allowing portfolio to run off to ~18% of total assets over time
  - Forecast cash flows of ~$1.0B over the next 24 months
  - Portfolio yield of 2.36%; funds being redeployed in higher yielding loans
  - Cashflows sufficient to fund loan growth of ~3.5% annualized
- Investments are high quality, marketable investment grade securities
  - >95% in Agency MBS and Agency Notes

AFS



$3.69B
Agency MBS
Agency CMOs
GNMA MBS/CMOs
Agency Debent.

HTM



$1.07B
Agency MBS
Munis

Projected AOCI Accretion[5]



Billions
$0.8
$0.5
$0.3
$0.0
$0.8
$0.7
$0.5
4Q23
2024
2025
AOCI
Projected Runoff

[1] Investment portfolio value includes market value AFS and book value of HTM
[2] This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information
[3] Effective AOCI ($915.2mm) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($780.7mm)
[4] Weighted average duration of the MBS portfolio
[5] Projected AOCI accretion assumes a flat rate environment

7

8 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 0.15% 0.35% 0.80% 1.16% 1.38% 5.12% 5.98% 6.42% 6.69% 6.81% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Loans Ex PAA Yield Deposit Betas3 Net Interest Margin Trends Strong NIM driven by asset sensitive balance sheet, favorable funding mix, and competitive betas Average Deposit Cost and Loan Yield 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value 21 3.99% 4.49% 4.25% 4.11% 4.08% 7% 15% 28% 35% 39% 4% 9% 19% 23% 27% 3.25% 4.50% 5.00% 5.25% 5.50% -1.5% 0.5% 2.5% 4.5% 6.5% -10% 10% 30% 50% 70% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Fe de ra l F un ds T ar ge t R at e De po sit B et a Interest-bearing Dep Beta Total Dep Beta Fed Funds Target

9 $20 $16 $15 $15 $19 $15 $18 $18 $20 $21 $30 $31 $31 $32 $33 $65 $65 $64 $67 $73 $- $10 $20 $30 $40 $50 $60 $70 $80 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Co re F ee R ev en ue ( $m m )2 Banking Cash Connect Wealth Management3 Core Fee Revenue1 Trends Diversified and resilient core fee revenue increased $6.0 million or 9% quarter-over-quarter 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Tax-equivalent basis and excludes PPP revenue 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees • Over 25 discrete lines of business and products within our three main segments: Banking, Wealth Management, and Cash Connect® • Record core fee revenue of $73.4mm in the quarter • 28.6% core fee revenue ratio provides earnings stability through interest rate and credit cycles, and economic environments Wealth Management: Driven by Institutional Trust and Bryn Mawr Capital Management growth Cash Connect®: Driven by rate environment dynamics and continued growth in smart safes Banking: Driven by Capital Markets, Spring EQ fee revenue, and Mortgage growth ®

10 Asset Quality 1 Prior to 1Q23, NPA included accruing TDRs 2 Concentration limits are based on relationship exposure, and Tier-1 + ACL; as of September 30, 2023 3 Based on relationship’s outstanding balances 4 Defined as the sum of CRE and Construction (excluding Owner-Occupied) $473 $462 $417 $465 $543 23.17% 21.44% 18.65% 20.14% 23.61% 10% 15% 20% 25% 30% 35% 40% $300 $400 $500 $600 $700 $800 3Q22 4Q22 1Q23 2Q23 3Q23 M ill io ns Problem Assets % of Tier 1 capital plus ACL Problem Assets $37 $43 $33 $34 $58 0.19% 0.22% 0.16% 0.16% 0.29% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $20 $40 $60 $80 $100 3Q22 4Q22 1Q23 2Q23 3Q23 M ill io ns Nonperforming Assets % of Total Assets Nonperforming Assets1 $69 $61 $101 $73 $111 0.59% 0.51% 0.83% 0.59% 0.87% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% $0 $25 $50 $75 $100 $125 $150 $175 $200 3Q22 4Q22 1Q23 2Q23 3Q23 M ill io ns Delinquencies % of Gross Loans Delinquencies $2 $4 $6 $8 $8$3 $4 $6 $5 $6 0.11% 0.26% 0.40% 0.43% 0.45% -0.2% 0.0% 0.2% 0.4% 0.6% 0.8% $0 $4 $8 $12 $16 $20 $24 3Q22 4Q22 1Q23 2Q23 3Q23 M ill io ns Upstart/NewLane Other % of Avg. Gross Loans Net Charge-offs • Problem Assets: Increased due to downgrades in the Construction, Office, and C&I portfolios • Nonperforming Assets: Driven primarily by two C&I loans • Delinquencies: Increase due to three loans in our Commercial portfolio in the quarter • Net Charge-Offs: Essentially flat with prior period • 19bps excluding Upstart and NewLane 3Q 2023 Performance • 21 distinct concentration limits; all in compliance • House limit of $100 million (no relationships > limit) • 22 Relationships over $50 million; <12% Gross Loans3 • CRE4 concentration: 226% (300% limit) • Construction concentration: 65% (100% limit) • Retail Unsecured concentration: 19% (20% limit) Concentration Limits2

11 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 2023 2024 2025 2026 2027 Bi lli on s Volume of Maturing CRE Loans by Industry Office Multi-Family Industrial Flex Retail Single Family Other 3.3% 9.6% 8.7% 8.0% 11.6% Credit Risk Management – CRE Details • $3.7 billion outstanding; $3.8 billion exposure • $1.2 million average loan exposure • 58% of the portfolio has fixed rates; ~70% of variable rate loans are swapped, resulting in effectively ~90% of portfolio having fixed rate • 54% portfolio average LTV at origination • 3% problem loans; 80% of loans include recourse CRE Portfolio 1 Inclusive of Office-related Construction 2 Office CRE portfolio excludes $94.2 million ($96.0 million exposure) of Medical Office CRE 3 CBD is Central Business District Disciplined underwriting and diversified portfolio Staggered maturities reduces repricing risk • 13% of CRE and 17% of Office portfolio maturing in 2023 and 2024 • Reviewed all $5 million or larger CRE loans maturing in the next two years with consideration for rising interest rates • <15% are considered elevated risk (Under 1.05 DSCR) • $687.3 million outstanding; $745.2 million exposure2 • $1.9 million average loan exposure • 77% Suburban and 23% Urban; 8% of Office is in CBD3 • 13 loans over $10 million each; largest ~$28 million • 62% portfolio average LTV at origination • 6% Problem loans; 85% of loans include recourse • <1% in nonperforming assets Office Portfolio1 58.7% of CRE loans maturing in 2028 or after Portfolio Maturity %

12 ACL Ratio $145 $150 $155 $160 $165 $170 $175 $180 $185 6/30/2023 Economic Impact Net Loan Growth Migration / Other 9/30/2023 3Q 2023 ACL ($mm) ($6) $172 $5 $176 $5 1 Source: Oxford Economics as of September 2023 2 Percentages are over amortized cost of loans and HTM securities 3 Hotel loan balances are included in the C&I and Construction segments 4 Commercial excludes Leasing ACL Overview ACL and Coverage Ratio by Segment 3Q 2023 ACL Commentary 1.28% • ACL coverage ratio of 1.28% and 1.46% including estimated remaining credit mark on the acquired loan portfolio • Forecast continues to assume recessionary period into 2024 • FY GDP forecast of 2.1% in 2023 and 0.2% in 20241 • FY Unemployment forecast of 3.7% in 2023 and 4.8% in 20241 1.28% 1.12% 2.11% 1.28% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 ACL % By Portfolio and Total2 Commercial Consumer and Leasing Total ACL% 4 ($ millions) $ % $ % $ % C&I3 $51.9 1.97% $52.4 2.00% $51.7 1.96% Owner Occupied $6.0 0.63% $6.3 0.34% $7.9 0.41% CRE Investor $21.5 0.66% $31.9 0.90% $33.2 0.91% Construction3 $6.5 0.34% $9.2 0.97% $11.3 1.08% Mortgage $4.8 0.64% $5.0 0.61% $5.4 0.63% Leases $8.0 1.49% $10.4 1.76% $10.0 1.65% HELOC & HEIL $7.0 1.24% $8.4 1.31% $8.2 1.26% Consumer Partnerships $36.4 4.40% $45.5 4.19% $46.1 4.09% Other $4.1 0.29% $2.8 0.19% $2.2 0.17% TOTAL $146.2 1.14% $171.9 1.28% $176.0 1.28% September 30, 2022 June 30, 2023 September 30, 2023

13 Capital and Liquidity All capital ratios remain strong and significantly above “well-capitalized”; Substantial liquidity capacity with only 7% utilization of current funding capacity • $9.2 billion of available funding capacity • $6.9 billion readily available/secured (92% unused capacity) • Wholesale borrowed of $0.7 billion (93% unused capacity) • Majority of wholesale utilized from Bank Term Funding Program ($0.56B) • Utilizing 7% Brokered Deposits capacity; internally limited to 8% of total funding 7% Utilized $9.2B Available $1.0 $1.6 $1.3 $1.0 $1.1 $0.7 $0.8 $1.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Bank Leverage Bank TRBC Bank Tier 1 Bank CET1 Well-Capitalized Excess Capital 3Q23 Capital Ratio Breakdown ($B) 10.72% 14.43% 13.26% 13.26%

2023 Core Outlook

Focused on delivering sustainable high-performing Core ROA in a challenging operating environment

	FY23 Core Outlook[1] *as of 2Q23*	3Q23 Status Update	3Q23 Commentary for FY23
Loan Growth	Mid-to-high single digit	On Track	Driven by Commercial segments and moderated Consumer loan growth
Deposit Growth	Flat-to-low single digit decrease	On Track	Continued excess liquidity normalization
Net Interest Margin	Range of 3.95%-4.05%	Trending Modestly Higher	Higher loan yields, forecasted deposit betas, and lower deposit attrition; ***4Q exit range of 3.90%-4.00%***
Fee Revenue Growth	Mid-single digit	Trending Modestly Higher	Driven by Cash Connect, Capital Markets, and Wealth Management
Provision Costs	0.60% - 0.70%	On Track	Economic forecast and higher loan growth
Efficiency Ratio	Mid-to-high 50s %	On Track	Continued franchise investment and cost discipline
PPNR %	+/- 2.10%	Trending Modestly Higher	Relatively strong NIM and fee revenue ratio; ***4Q exit range of 1.90%-2.00%***
ROA[2]	+/- 1.25%	Trending Modestly Higher	***4Q exit range of 1.10%-1.20%;*** 4Q includes impact of Special FDIC assessment

Outlook assumes no further changes in Fed Funds rate in 2023

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy
[2] 25% effective tax rate assumed

14

15 Non-GAAP Financial Information Appendix:

16 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the unrealized losses on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of unrealized (loss) gain on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of unrealized losses on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expenses; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets.

17 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) September 30, 2023 June 30, 2023 September 30, 2022 Net interest income (GAAP) $ 182,602 $ 181,842 $ 176,831 Core net interest income (non-GAAP) $ 182,602 $ 181,842 $ 176,831 Noninterest income (GAAP) $ 72,668 $ 66,871 $ 62,651 (Plus)/less: Unrealized (loss) gain on equity investments, net (5) — — Plus: Visa derivative valuation adjustment (750) (552) (2,285) Core fee revenue (non-GAAP) $ 73,423 $ 67,423 $ 64,936 Core net revenue (non-GAAP) $ 256,025 $ 249,265 $ 241,767 Core net revenue (non-GAAP) (tax- equivalent) $ 256,412 $ 249,633 $ 242,327 Noninterest expense (GAAP) $ 139,689 $ 141,253 $ 132,917 Less: Corporate development expense 113 2,796 1,248 (Plus)/less: Restructuring expense — (26) 1,344 Core noninterest expense (non-GAAP) $ 139,576 $ 138,483 $ 130,325 Core efficiency ratio (non-GAAP) 54.4% 55.5% 53.8 % Core fee revenue ratio (non-GAAP)(tax- equivalent) 28.6% 27.0% 26.8 % Three Months Ended (dollars in thousands) September 30, 2023 June 30, 2023 September 30, 2022 Calculation of tangible common equity ratio: Total Assets (GAAP) $ 20,040,992 $ 20,385,691 $ 19,985,387 Less: Goodwill and other intangible assets 1,008,472 1,004,278 1,016,413 Total tangible assets (non-GAAP) $ 19,032,520 $ 19,381,413 $ 18,968,974 Total stockholders’ equity of WSFS (GAAP) $ 2,242,795 $ 2,314,659 $ 2,103,593 Less: Goodwill and other intangible assets 1,008,472 1,004,278 1,016,413 Total tangible common equity (non-GAAP) $ 1,234,323 $ 1,310,381 $ 1,087,180 Equity to asset ratio (GAAP) 11.19% 11.35% 10.53 % Tangible common equity to tangible assets ratio (non-GAAP) 6.49% 6.76% 5.73%

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022
GAAP net income attributable to WSFS	$ 74,166	$ 68,678	$ 73,382
Plus/(less): Pre-tax adjustments[1]	868	3,322	4,877
(Plus)/less: Tax impact of pre-tax adjustments	(232)	(798)	(750)
Adjusted net income (non-GAAP) attributable to WSFS	$ 74,802	$ 71,202	$ 77,509
Net income (GAAP)	$ 74,263	$ 68,595	$ 73,344
Plus: Income tax provision	22,904	23,035	25,767
Plus: Provision for credit losses	18,414	15,830	7,454
PPNR (Non-GAAP)	115,581	107,460	106,565
Plus/(less): Pre-tax adjustments[1]	868	3,322	4,877
Core PPNR (Non-GAAP)	$ 116,449	$ 110,782	$ 111,442
Average Assets	$ 20,264,764	$ 20,221,584	$ 20,235,749
PPNR % (Non-GAAP)	2.26 %	2.13 %	2.09 %
Core PPNR % (Non-GAAP)	2.28 %	2.20 %	2.18 %
GAAP return on average assets (ROA)	1.45 %	1.36 %	1.44 %
Plus/(less): Pre-tax adjustments[1]	0.02	0.07	0.10
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	(0.02)	(0.02)
Core ROA (non-GAAP)	1.46 %	1.41 %	1.52 %
Earnings per share (diluted)(GAAP)	$ 1.22	$ 1.12	$ 1.16
Plus/(less): Pre-tax adjustments[1]	0.01	0.05	0.08
(Plus)/less: Tax impact of pre-tax adjustments	—	(0.01)	(0.01)
Core earnings per share (non-GAAP)	$ 1.23	$ 1.16	$ 1.23

[1] Pre-tax adjustments include unrealized (loss)/gain on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense

18

19 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) September 30, 2023 June 30, 2023 September 30, 2022 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 74,166 $ 68,678 $ 73,382 Plus: Tax effected amortization of intangible assets 2,984 2,884 2,906 Net tangible income (non-GAAP) $ 77,150 $ 71,562 $ 76,288 Average stockholders' equity of WSFS $ 2,327,853 $ 2,332,147 $ 2,347,178 Less: Average goodwill and intangible assets 1,007,803 1,006,972 1,018,592 Net average tangible common equity $ 1,320,050 $ 1,325,175 $ 1,328,586 Return on average equity (GAAP) 12.64% 11.81% 12.40 % Return on average tangible common equity (non-GAAP) 23.19% 21.66% 22.78 % Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 74,802 $ 71,202 $ 77,509 Plus: Tax effected amortization of intangible assets 2,984 2,884 2,906 Core net tangible income (non-GAAP) $ 77,786 $ 74,086 $ 80,415 Net average tangible common equity $ 1,320,050 $ 1,325,175 $ 1,328,586 Core return on average equity (non-GAAP) 12.75% 12.25% 13.10 % Core return on average tangible common equity (non-GAAP) 23.38% 22.42% 24.01 % Three Months Ended (dollars in thousands) September 30, 2023 Calculation of effective AOCI: Unrealized losses on AFS securities  $ (678,413) Unrealized losses on securities transferred from AFS to HTM (95,579) Unrecognized fair value on HTM securities (141,192) Effective AOCI (non-GAAP) $ (915,184)